DATE: 22nd November 2022

STATE WISDOM HOLDINGS LIMITED

(the "Subscriber")

and

I WIN HOLDINGS LIMITED

(the "Company")

SUPPLEMENTAL INVESTMENT AGREEMENT

THIS SUPPLEMENTAL INVESTMENT AGREEMENT (this "**Supplemental Agreement**") made on 22nd November 2022

BETWEEN:

(1) **STATE WISDOM HOLDINGS LIMITED**, a limited liability company incorporated and existing under the laws of British Virgin Islands having its registered office at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands (the "**Subscriber**"); and

(2) **I Win Holdings Limited**, a limited liability company incorporated and existing under the laws of Hong Kong having its registered office at Room 201, 2/F, China Insurance Group Building, 141 Des Voeux Road Central, Central, Hong Kong (the "**Company**").

(The Subscribers and the Company shall be collectively referred to as the "**Parties**" and each a "**Party**".)

WHEREAS:

(A) The Parties entered into an investment agreement dated 22 July 2022 in relation to the subscription of 5% of the issued share capital of the Listing Vehicle (the "**Investment Agreement**").

(B) The Parties have agreed that the Investment Agreement be varied in the manner contained herein.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1. INTERPRETATION

1.1 In this Supplemental Agreement and unless the context otherwise requires, terms used and defined in the Investment Agreement shall have the same meanings when used herein.

1.2 Reference to a Clause, unless the context otherwise requires, shall be construed as the respective clause of the Investment Agreement.

2. AMENDMENTS TO THE INVESTMENT AGREEMENT

With effect from the date of this Supplemental Agreement, the terms of the Investment Agreement shall be deemed to be amended as follows:

2.1 The existing Recital (E) of the Investment Agreement shall be deleted in its entirety and be substituted by the following new Recital (E):

"(E) The Company has agreed to procure its Listing Vehicle to allot and issue the Subscription Shares (as defined below) and the Subscriber has agreed to

subscribe for the Subscription Shares upon and subject to the terms and conditions set out in this Agreement. Upon Completion, 5% of the issued share capital of the Listing Vehicle will be allotted and issued to the Subscriber."

2.2 The following definitions in Clause 1.1 of the Investment Agreement shall be amended to read as follow:

"Share(s)"	the ordinary shares of US$ 0.0001 each in the share capital of the Listing Vehicle existing on the date of this Agreement and all other (if any) stock or shares from time to time and for the time being ranking *pari passu* therewith
"Subscription Shares"	5% of the entire issued share capital of the Listing Vehicle to be allotted and issued to the Subscriber pursuant to the terms and conditions of this Agreement

2.3 The existing Clause 2.1 of the Investment Agreement shall be deleted in its entirety and be substituted by the following new Clause 2.1:

"2.1 Subscription Shares

Upon the terms and subject to the conditions of this Agreement, the Subscriber shall subscribe for, and the Company shall procure the Listing Vehicle to allot and issue to the Subscriber 5% of the issued share capital of the Listing Vehicle. The Subscription Shares shall be allotted and issued free from any Encumbrance and together with all rights and benefits attached or attaching to them."

3. GENERAL

3.1 Subject only to the variations herein contained and such other alterations (if any) as may be necessary to make the Investment Agreement consistent with this Supplemental Agreement, the Investment Agreement shall remain in full force and effect and shall be read and construed and be enforceable as if the terms of this Supplemental Agreement were inserted therein by way of addition or substitution, as the case may be.

4. COUNTERPARTS

4.1 This Supplemental Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of parties hereto may execute this Supplemental Agreement by signing any such counterparts.

5. GOVERNING LAW

5.1 This Supplemental Agreement shall be governed and construed in accordance with the Laws of Hong Kong.

6. RIGHTS OF THIRD PARTIES

6.1 A person who is not a party to this Supplemental Agreement shall not be entitled to enforce any of its terms under the Contract (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of Hong Kong). Under no circumstances shall any consent be required from any third party for the termination, rescission, amendment or variation of this Supplemental Agreement.

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IN WITNESS WHEREOF, this Supplemental Agreement has been executed on the day and year first above written.

The Subscriber

SIGNED by	)	For and on behalf of
its director for and on behalf of	)	STATE WISDOM HOLDINGS LIMITED
State Wisdom Holdings Limited	)	國穎控股有限公司
in the presence of:	)	.... Authorised Signature(s)

The Company

SIGNED by for and on behalf of **I Win Holdings Limited** in the presence of:	))))	*For and on behalf of* I Win Holdings Limited 一盈控股有限公司 .... *Authorized Signature(s)*